UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 21, 2011

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 000-24630

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The annual meeting of shareholders of the Company was held on April 21, 2011. There were a total of 8,624,392 shares of common stock outstanding as of the record date for the annual meeting. Three proposals were presented to the shareholders. The results of the shareholder vote on each of the three proposals were as follows:
A proposal to elect four (4) Class I Directors of MidWestOne Financial Group, Inc.; each director having a three-year term expiring in the year 2014.

	Number of Shares	Number of Shares
Nominees	Voted For	Vote Withheld	Broker Non-Votes
Charles N. Funk	5,886,292	134,268	1,361,699
Barbara J. Kniff-McCulla	5,451,961	568,599	1,361,699
Robert D. Wersen	5,893,533	127,027	1,361,699
R. Scott Zaiser	5,858,943	161,617	1,361,699
The approval of a non-binding proposal on the compensation of the named executive officers of the Company.

Number of Shares	Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
5,819,405	87,229	113,926	1,361,699

Section 14A and the rules promulgated thereunder require public companies to provide a separate shareholder vote regarding the frequency with which such say-on-pay votes should occur - every year, every two years or every three years - and the Form 8-K rules provide that registrants must disclose the number of votes cast for each of one year, two years and three years. As discussed in the Company's proxy statement for the annual meeting, however, registrants subject to the American Recovery and Reinvestment Act of 2009 ("ARRA") due to their participation in the TARP Capital Purchase Program, such as MidWestOne, are required to provide a say-on-pay vote at any annual meeting of shareholders for which proxies are solicited for the election of directors (or a special meeting in lieu of such annual meeting), and are therefore exempt from the requirement to provide shareholders with a frequency vote for so long as they remain subject to ARRA. Accordingly, at the annual meeting, shareholders did not vote on the frequency of future say-on-pay votes.
The ratification of the appointment of KPMG, LLP as independent registered public accounting firm of MidWestOne Financial Group, Inc. for the fiscal year ending December 31, 2011.

Number of Shares	Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
7,357,602	10,998	13,659	—
Item 8.01.     Other Events.
On April 21, 2011, the Board of Directors of MidWestOne Financial Group, Inc. declared a cash dividend of $0.05 per share payable on June 15, 2011 to shareholders of record as of the close of business on June 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	April 22, 2011	By:	/s/ GARY J. ORTALE
Gary J. Ortale
Executive Vice President and
Chief Financial Officer